Lord Abbett
Quarterly Portfolio Holdings Report

Lord Abbett
Mid Cap Stock Fund

For the period ended March 31, 2023

Schedule of Investments (unaudited)

March 31, 2023

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 96.66%

COMMON STOCKS 96.66%

Aerospace & Defense 2.27%
Curtiss-Wright Corp.	136,840	$24,119,418

Air Freight & Logistics 1.64%
Expeditors International of Washington, Inc.	158,420	17,445,210

Banks 2.56%
Columbia Banking System, Inc.	616,952	13,215,112
East West Bancorp, Inc.	251,467	13,956,418
Total		27,171,530

Beverages 1.76%
Carlsberg A/S Class B(a)	120,710	18,730,194

Building Products 2.81%
Builders FirstSource, Inc.*	119,860	10,641,171
Masco Corp.	385,900	19,186,948
Total		29,828,119

Capital Markets 5.20%
Ameriprise Financial, Inc.	59,450	18,221,425
KKR & Co., Inc.	420,110	22,064,177
Moelis & Co. Class A	387,830	14,908,185
Total		55,193,787

Chemicals 1.86%
Valvoline, Inc.	564,548	19,725,307

Communications Equipment 1.53%
F5, Inc.*	111,530	16,248,806

Construction & Engineering 3.91%
AECOM	213,740	18,022,557
EMCOR Group, Inc.	144,490	23,492,629
Total		41,515,186

Construction Materials 1.91%
Eagle Materials, Inc.	138,090	20,264,708
Investments	Shares	Fair Value
Consumer Staples Distribution & Retail 1.69%
BJ’s Wholesale Club Holdings, Inc.*	236,040	$17,955,563

Containers & Packaging 1.22%
Avery Dennison Corp.	72,280	12,933,060

Diversified Reits 1.12%
First Industrial Realty Trust, Inc.	223,570	11,893,924

Electric: Utilities 4.54%
Entergy Corp.	185,030	19,935,132
FirstEnergy Corp.	271,400	10,872,284
Portland General Electric Co.	355,370	17,374,040
Total		48,181,456

Electrical Equipment 2.01%
Sensata Technologies Holding plc	426,610	21,339,032

Electronic Equipment, Instruments & Components 1.91%
Teledyne Technologies, Inc.*	45,430	20,323,565

Energy Equipment & Services 1.49%
NOV, Inc.	852,620	15,781,996

Financial Services 3.80%
Euronet Worldwide, Inc.*	164,870	18,448,953
Global Payments, Inc.	208,040	21,894,130
Total		40,343,083

Health Care Providers & Services 6.57%
AmerisourceBergen Corp.	123,288	19,739,642
Laboratory Corp. of America Holdings	58,890	13,510,544
Molina Healthcare, Inc.*	68,160	18,232,118
Tenet Healthcare Corp.*	308,800	18,348,896
Total		69,831,200

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

March 31, 2023

Investments	Shares	Fair Value
Hotels, Restaurants & Leisure 1.78%
Caesars Entertainment, Inc.*	386,400	$18,860,184

Household Durables 1.27%
Helen of Troy Ltd.*	142,270	13,539,836

Household Products 1.81%
Spectrum Brands Holdings, Inc.	290,270	19,221,679

Insurance 9.25%
Allstate Corp. (The)	184,160	20,406,770
American Financial Group, Inc./OH	104,070	12,644,505
Arch Capital Group Ltd.*	263,520	17,885,102
Arthur J Gallagher & Co.	84,330	16,133,172
Kemper Corp.	240,860	13,165,408
RenaissanceRe Holdings Ltd.	89,900	18,010,566
Total		98,245,523

Machinery 6.37%
Crane Holdings Co.	178,370	20,244,995
Otis Worldwide Corp.	221,620	18,704,728
Parker-Hannifin Corp.	85,470	28,727,322
Total		67,677,045

Media 1.28%
Nexstar Media Group, Inc.	78,640	13,577,982

Metals & Mining 2.05%
Alcoa Corp.	172,310	7,333,514
Reliance Steel & Aluminum Co.	56,150	14,415,951
Total		21,749,465

Multi-Utilities 1.64%
CMS Energy Corp.	284,640	17,471,203

Oil, Gas & Consumable Fuels 3.65%
Chesapeake Energy Corp.	249,972	19,007,871
Devon Energy Corp.	390,410	19,758,650
Total		38,766,521
Investments	Shares	Fair Value
Pharmaceuticals 2.07%
Organon & Co.	933,960	$21,966,739

Professional Services 1.27%
Maximus, Inc.	171,700	13,512,790

Real Estate Management & Development 0.94%
CBRE Group, Inc. Class A*	136,610	9,946,574

Residential Reits 2.43%
American Homes 4 Rent Class A	424,440	13,348,638
Camden Property Trust	118,440	12,417,250
Total		25,765,888

Retail Reits 1.48%
Kimco Realty Corp.	807,880	15,777,896

Semiconductors & Semiconductor Equipment 1.49%
Teradyne, Inc.	146,770	15,779,243

Software 0.08%
Aspen Technology, Inc.*	3,946	903,121

Specialty Retail 1.70%
AutoZone, Inc.*	7,350	18,067,403

Technology Hardware, Storage & Peripherals 1.82%
NetApp, Inc.	302,500	19,314,625

Textiles, Apparel & Luxury Goods 2.62%
Deckers Outdoor Corp.*	27,131	12,196,741
Tapestry, Inc.	363,640	15,676,520
Total		27,873,261

Trading Companies & Distributors 1.86%
AerCap Holdings NV (Ireland)*(b)	351,600	19,770,468

Total Common Stocks (cost $934,745,368)		1,026,612,590

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(concluded)

March 31, 2023

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 2.58%

Repurchase Agreements 2.58%
Repurchase Agreement dated 3/31/2023, 2.40% due 4/3/2023 with Fixed Income Clearing Corp. collateralized by $28,083,000 of When Issued Treasury Note at 3.875% due 3/31/2025; value: $27,959,042; proceeds: $27,416,216 (cost $27,410,734)	$27,410,734	$27,410,734

Total Investments in Securities 99.24% (cost $962,156,102)		1,054,023,324

Other Assets and Liabilities – Net 0.76%		8,094,775

Net Assets 100.00%		$1,062,118,099

*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of March 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Beverages	$–	$18,730,194	$–	$18,730,194
Remaining Industries	1,007,882,396	–	–	1,007,882,396
Short-Term Investments
Repurchase Agreements	–	27,410,734	–	27,410,734
Total	$1,007,882,396	$46,140,928	$–	$1,054,023,324

(1)	Refer to Note 2(b) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

See Notes to Schedule of Investments.	3

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Mid Cap Stock Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on March 14, 1983.

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”) the board has designated the determination of fair value of the Fund’s portfolio investment to Lord, Abbett & Co. LCC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that preforms these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value, Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transaction, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable

Notes to Schedule of Investments (unaudited)(continued)

inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of March 31, 2023 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax return. The statute of limitations on the Fund’s, state and local tax returns may remain open for an additional year depending upon the jurisdiction.

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

Notes to Schedule of Investments (unaudited)(concluded)

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of March 31, 2023, the Fund did not loan any securities.

QPHR-MIDCAP-1Q
(05/23)